Exhibit 21

SUBSIDIARIES OF ICONIX BRAND GROUP, INC

Bright Star Footwear LLC

a New Jersey limited liability company

Badgley Mischka Licensing LLC

a Delaware limited liability company

IP Holdings and Management Corporation

a Delaware corporation

IP Holdings LLC

a Delaware limited liability company

IP Management LLC

a Delaware limited liability company

Michael Caruso & Co., Inc.

a California corporation

Unzipped Apparel LLC

a Delaware limited liability company

Mossimo Holdings LLC

a Delaware limited liability company

Mossimo, Inc.

a Delaware corporation

OP Holdings LLC

a Delaware limited liability company

OP Holdings and Management Corporation

a Delaware corporation

Studio IP Holdings LLC

a Delaware limited liability company

Studio Holdings and Management Corporation

a Delaware corporation

Official Pillowtex LLC

a Delaware limited liability company

Pillowtex Holdings and Management LLC

a Delaware limited liability company

Scion LLC

a Delaware limited liability company

Artful Holdings LLC

a Delaware limited liability company

Icon JV Holdings LLC

a Delaware limited liability company

IP Holdings Unltd LLC

a Delaware limited liability company

MG Icon LLC

a Delaware limited liability company

Icon Entertainment LLC

a Delaware limited liability company

Peanuts Holdings LLC

a Delaware limited liability company

Peanuts Worldwide LLC

a Delaware limited liability company

Hardy Way LLC

a Delaware limited liability company

ZY Holdings LLC

a Delaware limited liability company

ZY Holdings and Management Corporation

a Delaware corporation

Sharper Image Holdings LLC

a Delaware limited liability company

Sharper Image Holdings and Management Corporation

a Delaware corporation

Scion BBC LLC

a Delaware limited liability company

Iconix Brand Holdings LLC

a Delaware limited liability company

Icon DE Intermediate Holdings LLC

a Delaware limited liability company

Icon DE Holdings LLC

a Delaware limited liability company

Icon NY Holdings LLC

a Delaware limited liability company

Umbro IP Holdings LLC

a Delaware limited liability company

Iconix Luxembourg Holdings SÀRL,

a Luxembourg Société à responsabilité limitée

Iconix Brand UK Limited

a United Kingdom private limited company

Iconix Spain Holdings, S.C.

a Spanish Sociedad Unipersonal

Icon Modern Amusement LLC

a Delaware limited liability company

Diamond Icon Ltd.

a United Kingdom limited company

Icon Brand Holdings LLC

a Delaware limited liability company

Iconix CA Holdings LLC

a Delaware limited liability company

Iconix Canada JV Holdings Corp.

a Delaware corporation

Iconix Canada ULC

a Canada unlimited liability company

Iconix Luxembourg LC Holdings S.a.rl.

a Luxembourg Société à responsabilité limitée

Lee Cooper Brands (Management Services) Ltd.

a United Kingdom limited company

Red Diamond Holdings S.a.r.l

a Luxembourg Société à responsabilité limitée

Umbro Sourcing LLC

a Delaware limited liability company